UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
 (Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
 (Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
 (Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period:  June 30, 2017

Item 1. Report to Stockholders.

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Semi-Annual Report

www.prospectorfunds.com	June 30, 2017

PROSPECTOR FUNDS, INC.

July 31, 2017

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

The equity market, marked by a cheery consensus, rose solidly in the first half of the year with AAPL, AMZN, FB, and GOOG among the leaders.  Large Capitalization stocks outperformed, and growth trounced value investing.  Year to date the leaders have been technology, healthcare, and consumer discretionary.  Financials finished the period strongly, although were middle of the pack among market sectors, with most of the year to date gains generated after the early June bottom in the 10 Year Treasury, which rallied so far this year, keeping rates within spitting distance of the generational lows.  Credit spreads in the U.S. remain tight with slow expansion in commercial and industrial, real estate, and consumer borrowing.

An emerging theme is the increased number of central bankers around the world adopting more hawkish stances.  The Federal Reserve no longer stands alone.  The Bank of England, The European Central Bank, along with central bankers from the rest of Europe, China, Canada, and Australia are all moving towards tighter financial conditions at the margin.  Not surprisingly, government bonds in many of these countries sold off during the period as investors anticipate even higher rates in the future.

Gridlock in Washington D.C. persists as the quagmire that is healthcare reform dominates the scene.  Investors remain hopeful that Congress can move past healthcare to focus on tax reform and infrastructure spending sometime this year.

Consumer Warfare

During the first few months of 2017, we identified a battle emerging between retailers and their suppliers, causing us to modify our consumer stock positioning in both POPFX and PCAFX.

During our regular store visits over the past year, we had begun to notice a difference in the “look and feel” of many private label products in major retailers, especially Wal-Mart.  To our eyes, the private label products looked like more direct knock-offs of the branded products they compete with — often with packaging featuring similar visual cues.  These updated private label offerings also appeared to be gaining shelf space.  While this was an interesting observation, our thesis really took form when we observed many price cuts on branded products across retailers.  While Procter & Gamble had publicly announced a coming price reduction (12% on average) across their line of Gillette men’s razors, we saw numerous other, similar examples in the stores.  For instance, we noted a 4-pack of Clorox disinfectant wipes pitted directly against a private label offering.  After a 12% price cut from Clorox, the branded wipes were now at an unusually narrow 7% price gap.  In short, a price war seemed to be emerging.

Why is this happening?  Retailers of all types face many well-known challenges in the shifting consumer landscape.  Large format retailers, which are often the #1 customer of major consumer staples companies, face encroachment from both Amazon and the European hard discounters which have announced aggressive expansion plans in the U.S. and are known for executing private label effectively.  For example recent statements from Wal-Mart suggest they believe they have significantly raised the quality of their own private-label offering, thus allowing them to use such products to build consumer loyalty and earn the higher percentage margins typically available in private label.  In addition, retailers can deploy private label as a credible threat to their branded suppliers.

Meanwhile, nearly all consumer staples companies are trying to raise their own margins, largely through cost-reduction programs such as Zero Based Budgeting.  Having seen the dramatic results achieved by 3G/Berkshire at Kraft-Heinz (where margins increased by approximately 1000 basis points post-acquisition), most have promised margin improvement as a means to earnings growth in what has been a disappointing volume environment the last few years.

PROSPECTOR FUNDS, INC.

With both sides facing existential threats, it is abundantly clear that retailers won’t sit idly by while their suppliers all raise operating margins by 10 percentage points.  In our view, the retailers have started to fight back.  They have taken out the stick, in order to claim their share of the cost savings.

With the recent announcement of the purchase of Whole Foods by Amazon, this emerging battle has moved to front and center of investor consciousness.  Amazon has struggled to gain traction in the $700 billion U.S. grocery market.  With Whole Foods, Amazon instantly gains a national footprint with a sizeable presence in urban and wealthy segments of the top 50 markets.  There is likely a substantial customer overlap.  Importantly, Amazon gets Whole Foods’ successful private label brand (365) and its sourcing capabilities.

We feel that Amazon is likely to experiment with the Whole Foods platform by expanding its efforts in local delivery through Amazon Fresh, 1-2 hour delivery via Prime Now, and private label.  The margin structure of Whole Foods will allow Amazon to reinvest in growth through lower pricing or higher investment spending.  Whole Foods’ 2017 estimated earnings before income tax (EBIT) margin of 4.5% compares favorably to Amazon’s retail EBIT margin estimate of 2-3%.

Make no mistake, this acquisition represents an escalation in the ongoing price war in grocery driven by the Walmart/Amazon rivalry and the expansion of the European hard discounters Aldi and Lidl.  The implications of this transaction likely include an acceleration of private label penetration and increasing pressure on consumer brands from retailers seeking support from their suppliers.

In such a difficult environment, we strongly favor companies that dominate their categories and thus will continue to enjoy pricing power.  For instance, candy and beverages face less of a private-label threat due to the unique taste profiles that tend to build brand loyalty.  In contrast, paper products are more commodity-oriented and thus less protected.  In general, we believe the losers will be those companies that compete in categories with already high private-label share, as they tend to have the least brand loyalty.

Opportunities Among Asset Managers

We have witnessed a difficult period for traditional asset managers; the group’s performance has significantly lagged the performance of the broader equity market for several years.  The reasons for this trend are well documented: the absence of organic growth in “active” management, an increase in regulation (e.g., the DOL Fiduciary Rule), and industry-wide pressures on management fees.  Additionally, long-term investors are likely grappling with the idea of investing in a group whose prospects are tied to a 30-year bull market in bonds and a 9-year bull market in equities.  We believe this narrative to be the consensus negative view and reflected in the aforementioned stock performance, valuations attributed to the companies, and investor sentiment.

The Funds have not been immune to these challenges; however, we remain somewhat constructive on the sector and are focused on the opportunities available to patient investors.  This business is capital and free cash flow generative, with reasonable stability, attractive margins, and active capital management plans.  Additionally, most companies carry relatively high effective tax rates and thus would benefit should tax reform become a reality.

Since 1999, a group of traditional asset managers has sold at a median forward price to earnings (P/E) of 16.5x, while today, that ratio is 13.8x.  On a relative basis, they have sold at a median relative forward P/E of 108% to the S&P 500, while today that ratio is 78% (the lowest relative multiple since early 2000).  Today, the aggregate free cash flow yield of the group approximates 9%, half-priced compared to peak levels.  Earnings for the group would have to decline 20%, on average, for the group to be valued “in line” with the S&P 500, and decline nearly 30% for

PROSPECTOR FUNDS, INC.

the group to be valued at the median relative valuation since 1999.  To put this point in perspective, the average earnings per share (EPS) decline for the group in 2009 (versus 2007) was ~31%.  We feel there are good businesses selling at very reasonable prices in this area.

We have witnessed some consolidation in the sector recently, with the merger of Janus and Henderson and the pending merger of Standard Life and Aberdeen Asset Management.  The positive attributes of the business suggests companies could be the targets of private equity.  The relative absence of private equity to date is a bit perplexing to us, but it only takes one transaction for broader interest to emerge.  For example, T. Rowe Price (TROW), the “poster child” of active management, with outstanding underlying mutual fund investment performance is the largest asset manager holding in both POPFX and PCAFX.  Our work on TROW suggests attractive potential returns in a leveraged buy out  scenario, given its high margins (mid-40’s percent), cash position, and debt-free balance sheet.  Sentiment on this name (as well as the rest of the group) is poor.

Value in Banks

After rallying sharply post-election into year-end 2016, the bank sector has taken a breather with the sector only up 5% year to date.  It is reasonable to ask whether bank sector valuations can continue to move higher and above current levels.  Banks are largely valued off their expected ability to generate Return on Equity (ROE). As such the only way valuations can justifiably increase is if ROEs can move above their current levels.  With that said, we have every reason to believe that ROEs can accelerate meaningfully from here along with valuations.

First, it is important to understand that ROE is largely determined by the amount of Net Interest Income (NII) that a bank can generate.  With that said, banks are in a prime position to directly influence their NII growth.  Banks typically grow their NII through organic loan growth, improving their loan/deposit ratio, and finally by charging more.  Despite concerns over weak loan growth at the start of 2017, consensus loan growth estimates for the remainder of 2017 and 2018 remain bullish at 6% for large-cap banks, a tailwind for NII growth.  Additionally, banks have the ability to grow their loan/deposit ratio by redeploying maturing securities and excess capital into higher yielding loans (which leads to an increase in NII).  The average loan/deposit ratio stands at 79% today, which is well below the pre-crisis average of 98% leaving room for growth.  In addition to organic loan growth and an increase in the loan/deposit ratio, a rising rate environment would also be a strong tailwind for NII growth, but this factor is out of the hands of banks.  If rates do rise over the intermediate term, competitive forces amongst banks will determine how much of that increase flows through to the bottom line.

Outside of NII, banks can also influence their ROE profiles by continuing to grow and enhance their non-interest income.  Coming out of the Great Recession, banks found themselves in a low rate, highly regulated environment, which made it challenging to rely solely on NII to drive earnings growth. In response, many banks built out highly profitable and capital-light fee-based businesses such as wealth management, trust, and mortgage banking.  As a result non-interest income became a larger portion of total income.  Consequently, many banks are positioned to further grow non-interest income while diversifying away from traditional banking activities.

Next, we are finally starting to witness a rollback in regulation which will enable banks to return more capital and reduce compliance spending.  In the past few months, we have seen regulators and politicians take initial steps to provide greater capital flexibility and reduce regulatory oversight.  Just a few weeks ago, the Fed gave the majority of banks a “green light” to return significantly more capital to shareholders in the wake of largely positive stress test results. As a result, banks are optimistic regarding their future ability to employ more capital, reduce compliance spending and return more capital to shareholders.

PROSPECTOR FUNDS, INC.

 Finally, the possibility of tax reform, an infrastructure spending bill and an improving economy coupled with a benign credit environment all represent additional tailwinds to ROE ratios.  Given that the price to tangible book value ratio, core deposit premiums (the ratio of enterprise value less tangible equity divided by deposits) and the ROE of the bank sector are approximately half of what they were in 2006, there is plenty of runway for ROE growth and higher valuations.

Prospector Opportunity Fund Highlights

The Prospector Opportunity Fund advanced 2.28% for the first six months of 2017 compared to 7.99% for the Russell Midcap Index and 4.99% for the Russell 2000 Index for the same period.  Financial service stocks, the Fund’s largest sector overweight, contributed most to performance.  However, an underweighting of the red hot technology sector, as well as lower exposure and performance from healthcare and industrial sectors hurt relative results, while a strong overweight and stock picking from consumer staple companies helped offset this impact.

Drawing from our earlier discussion of improving bank fundamentals, one of the sizeable bank holdings in Prospector Opportunity Fund is Cleveland-based KeyBank (KEY), which is well-poised to capitalize on these improvements.  For example, KEY is in a prime position to grow net investment income through a goal to increase their loan/deposit ratio from 84% to 90-95% by employing excess capital, redeploying maturing securities into loans and through organic loan growth.  In addition, KEY has built a powerhouse of a middle-market investment bank since the recession and management expects investment banking fees to accelerate going forward with less competition in their size niche.  On the regulatory front, management expects a higher capital payout ratio going forward and a decrease in regulatory oversight, which equates to a lower growth rate in compliance-related spending.  Based on these reasons, we can make the case that the ROE has the potential to accelerate from 8.6% to 11%+ (with no benefit assumed from higher rates, tax reform or a strengthening economy) and that the capital return ratio can move meaningfully higher.  All this leads us to believe a higher market valuation for KEY is warranted.

Mergers and acquisition activity in the Fund was relatively quiet during the first half of 2017, although our second largest contributor was State National Companies (SNC) which put itself up for sale early in the year.  Subsequent to June 30, 2017, Markel Corporation announced the purchase of SNC at a 14% premium to the mid-year closing price.

Prospector Capital Appreciation Fund Highlights

The Prospector Capital Appreciation Fund advanced 4.05% for the first six months of 2017.  This result trailed the S&P 500’s strong result, largely due to the Fund’s relatively low exposure to technology stocks (which, as mentioned above, led the market’s year to date advance).  It is worth noting that a significant portion of the Fund’s exposure to tech stocks comes via convertible securities, which, while offering downside protection, do not typically participate fully in strong upward stock movements.  We also have not materially benefited from merger & acquisition activity thus far in 2017.

During the period, we initiated a position in Hanover Insurance Group (THG).  We have met with THG management several times and it seems clear to us that THG has a preferred position in the independent agency channel, as well as an under-appreciated asset in its Lloyd’s operation, Chaucer (18% of premiums).  Despite these attributes, the stock lagged its peers and the broader market after the appointment of its new CEO in May 2016, which raised questions about the company’s future strategic direction and the adequacy of its balance sheet.  Our independent assessment of reserves suggested that any reserve strengthening would be modest in the context of the financial position of the company.  We found the valuation of 144% of Tangible Book Value (TBV) attributed to shares of THG compelling, particularly when we incorporated the relatively rich valuation multiples assigned to independently traded Lloyds insurance companies (177% of TBV) and Lloyd’s properties recently acquired (up to 243% of TBV).  Thus, we see significant upside for Hanover on a private market value basis.

PROSPECTOR FUNDS, INC.

Additionally, in reference to our consumer repositioning comments above, other portfolio activity included eliminating positions in Wal-Mart and Edgewell Personal Care (whose Schick razors are direct competitors with Procter and Gamble’s Gillette brand, which, as mentioned above was initiating a price war).  Our largest consumer holdings reflect the preferences we describe above – companies that dominate their categories and thus will continue to enjoy pricing power.  We believe Coke, Mondelez, Tootsie Roll, and Nestle meet this criteria and are attractive long-term holdings.

Outlook

After an eight year post-financial crisis period of consistent underlying conditions for equity investing, things are shifting.  Both the interest rate and regulatory cycles appear to have reached an inflection point.  One thing that hasn’t changed is that the equity market continues to perform better than the underlying economy.  The U.S. economy remains in a modest growth mode, although expectations are rising.  Our economy’s performance remains a global leader, but the margin has shrunk relative to Europe and the rest of the world.

Energy prices are still low.  This should stimulate consumer spending and confidence in the long run both here and for non-oil producing countries abroad.  We continue to enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.  Importantly, the U.S. consumer will benefit from lower energy prices and less expensive imports as a result of the strong dollar.

Interest and mortgage rates continue near historically low levels, although they have moved off the lows and look poised to move higher still.  Ultimately, higher rates will likely accompany better economic performance and some inflation, both of which are relative positives for equities compared to bonds.  Much depends on the path and pace of interest rates’ return to normalcy.

Investment-grade corporations have solid balance sheets and are accumulating excess cash and capital.  Importantly, they are also starting to spend on new capital projects, new employees, and new acquisitions.  The prospect of meaningful corporate tax cuts and the possibility of an inducement to repatriate cash, of which there is more than $3 trillion, is fueling optimism.  High-yield financing remains abundant and relatively inexpensive.  Profit margins sit near all-time high levels, currently 9%.

In our estimation equity valuations remain at extended levels, in the tenth decile on trailing operating earnings.  We feel we are in the later stages of a bull market, although nothing is certain.  Equities look most reasonable when comparing earnings yields to Treasury or even corporate bond yields.  In any case, the values inherent in your portfolio should attract acquirers and other investors over time.  Meanwhile, we believe equities are a superior asset allocation alternative to bonds over the longer term.

Thank you for entrusting us with your money.

Respectfully submitted,
John D. Gillespie	Kevin R. O’Brien	Jason A. Kish

Performance data quoted represents past performance; past performance does not guarantee future results.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

PROSPECTOR FUNDS, INC.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  You cannot invest directly in an index.

The Russell MidCap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index.  You cannot invest directly in an index.

Price to earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings

Return on equity is the amount of net income returned as a percentage of shareholder’s equity

Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Tangible book value is the total net asset value of a company’s assets that shareholders would theoretically receive if a company were liquidated less intangible assets and goodwill.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2017

	One Year	Three Year	Five Year	Since Inception(1)
Capital Appreciation Fund	11.79%	4.19%	8.97%	5.24%
S&P 500 Index(2)	17.90%	9.61%	14.63%	7.11%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2017

	One Year	Three Year	Five Year	Since Inception(1)
Opportunity Fund	16.18%	9.16%	13.16%	9.10%
Russell 2000 Index(2)	24.60%	7.36%	13.70%	7.32%
Russell Midcap Index(3)	16.48%	7.69%	14.72%	7.88%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example
June 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 – June 30, 2017).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (01/1/2017)	Value (06/30/2017)	(01/01/2017 to 06/30/2017)
Capital Appreciation Actual(2)	$1,000.00	$1,040.50	$6.58
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.35	6.51

Opportunity Actual(2)	1,000.00	1,022.80	6.52
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.35	6.51

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.30% and 1.30% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2017 of 4.05% and 2.28% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2017(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2017(1)(3)

Capital Appreciation Fund

Hartford Financial Services Group	3.3%
Forestar Group, 3.750%, 03/01/2020	3.2%
Verint Systems, 1.500%, 06/01/2021	3.1%
Abbott Laboratories	2.7%
Coca-Cola	2.7%
Hologic, 0.000%, 12/15/2043	2.7%
Brown & Brown	2.5%
Electronics For Imaging, 0.750%, 09/01/2019	2.5%
Johnson & Johnson	2.5%
FLIR Systems	2.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2017(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2017(1)(3)

Opportunity Fund

Brown & Brown	3.0%
Validus Holdings	2.7%
HomeTrust Bancshares	2.6%
Torchmark	2.4%
RenaissanceRe Holdings	2.2%
T. Rowe Price Group	2.1%
Del Frisco’s Restaurant Group	2.0%
Federated Investors, Class B	2.0%
Patterson Companies	2.0%
KeyCorp	1.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2017

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 74.4%

Banks – 0.5%
Comerica	1,900	$139,156

Consumer Discretionary – 2.9%
Buffalo Wild Wings*	2,600	329,420
Lowe’s Companies	5,500	426,415
		755,835

Consumer Staples – 14.4%
Campbell Soup	4,100	213,815
Coca-Cola	15,700	704,145
Colgate-Palmolive	6,100	452,193
Diageo – ADR	1,630	195,323
Energizer Holdings	2,200	105,644
Mondelez International, Class A	13,850	598,181
Nestle	6,300	548,269
Tootsie Roll Industries	14,438	503,164
Walgreens Boots Alliance	5,150	403,297
		3,724,031

Diversified Financial Services – 3.7%
Invesco	7,800	274,482
Leucadia National	10,300	269,448
T. Rowe Price Group	5,600	415,576
		959,506

Energy – 5.2%
Hess	10,800	473,796
Noble Energy	17,763	502,693
Suncor Energy	12,600	367,920
		1,344,409

Healthcare – 10.2%
Abbott Laboratories	14,600	709,706
AstraZeneca – ADR	12,100	412,489
GlaxoSmithKline – ADR	12,850	554,092
Johnson & Johnson	4,900	648,221
Merck & Co.	5,100	326,859
		2,651,367

Industrials – 1.7%
Eaton	5,750	447,523

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2017

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 74.4% (Continued)

Information Technology – 7.7%
Automatic Data Processing	2,700	$276,642
FARO Technologies*	5,800	219,240
FLIR Systems	18,150	629,079
Microsoft	7,050	485,956
Paychex	3,000	170,820
Science Applications International	3,200	222,144
		2,003,881

Insurance – 19.0%
Aflac	4,600	357,328
Berkshire Hathaway, Class B*	3,400	575,858
Brown & Brown	15,200	654,664
First American Financial	10,300	460,307
Hanover Insurance Group	3,100	274,753
Hartford Financial Services Group	16,200	851,634
Loews	9,100	425,971
RenaissanceRe Holdings	3,414	474,717
Selective Insurance Group	6,500	325,325
Validus Holdings	10,300	535,291
		4,935,848

Metals & Mining – 0.4%
Alamos Gold, Class A	12,322	88,472

Paper & Forest Products – 3.7%
Domtar	15,851	608,995
Louisiana-Pacific*	14,800	356,828
		965,823

Real Estate – 3.0%
Four Corners Property Trust	21,348	536,048
Howard Hughes*	1,900	233,396
		769,444

Telecommunication Services – 2.0%
Telephone & Data Systems	18,800	521,700
Total Common Stocks
(Cost $15,977,520)		19,306,995

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2017

Capital Appreciation Fund

Description	Par	Value

CONVERTIBLE BONDS – 19.9%

Consumer Discretionary – 2.0%
Shutterfly
0.250%, 05/15/2018	$523,000	$521,366

Healthcare – 2.7%
Hologic
0.000%, 12/15/2043	550,000	693,344

Industrials – 2.4%
Chart Industries
2.000%, 08/01/2018	625,000	619,531

Information Technology – 7.7%
Akamai Technologies
0.000%, 02/15/2019	580,000	567,675
Electronics For Imaging
0.750%, 09/01/2019	607,000	652,145
Verint Systems
1.500%, 06/01/2021	810,000	793,294
		2,013,114

Metals & Mining – 1.9%
RTI International
1.625%, 10/15/2019	460,000	490,763

Real Estate – 3.2%
Forestar Group
3.750%, 03/01/2020	825,000	839,437
Total Convertible Bonds
(Cost $5,137,855)		5,177,555

CORPORATE BONDS – 2.4%

Consumer Staples – 1.0%
CVS Health
2.250%, 08/12/2019	263,000	264,588

Healthcare – 1.4%
Amgen
2.200%, 05/22/2019	350,000	352,141
Total Corporate Bonds
(Cost $615,526)		616,729

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2017

Capital Appreciation Fund

Description	Shares	Value

SHORT-TERM INVESTMENT – 3.2%
Invesco Treasury Portfolio, 0.850%^
(Cost $825,345)	825,345	$825,345
Total Investments – 99.9%
(Cost $22,556,246)		25,926,624
Other Assets and Liabilities, Net – 0.1%		30,157
Total Net Assets – 100.0%		$25,956,781

*	Non-income producing security
ADR – American Depositary Receipt
^	The rate shown is the annualized seven-day effective yield as of June 30, 2017.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2017

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 89.7%

Banks – 20.5%
Bank of N.T. Butterfield & Son	46,300	$1,578,830
Beneficial Bancorp	79,800	1,197,000
Blue Hills Bancorp	49,700	889,630
Brookline Bancorp	47,700	696,420
BSB Bancorp*	32,400	947,700
Capital Bank Financial, Class A	19,600	746,760
Central Pacific Financial	40,900	1,287,123
Citigroup	15,970	1,068,074
Clifton Bancorp	13,372	221,039
Comerica	7,900	578,596
First Connecticut Bancorp	40,500	1,038,825
HomeTrust Bancshares*	118,400	2,888,960
KeyCorp	109,600	2,053,904
OceanFirst Financial	44,100	1,195,992
Oritani Financial	40,450	689,672
PCSB Financial*	67,300	1,148,138
SI Financial Group	51,200	824,320
Waterstone Financial	100,100	1,886,885
Western New England Bancorp	154,135	1,564,470
		22,502,338

Chemicals – 1.6%
H.B. Fuller	33,800	1,727,518

Consumer Discretionary – 8.0%
Buffalo Wild Wings*	10,800	1,368,360
Del Frisco’s Restaurant Group*	138,000	2,221,800
Habit Restaurants*	55,800	881,640
Home Depot	11,900	1,825,460
Hyatt Hotels, Class A*	16,600	933,086
Noodles & Company*	149,763	584,076
Ruth’s Hospitality Group	43,600	948,300
		8,762,722

Consumer Staples – 7.7%
Church & Dwight	37,000	1,919,560
Coca-Cola	25,300	1,134,705
Diageo – ADR	6,900	826,827
Mondelez International, Class A	36,400	1,572,116
Nestle	17,600	1,531,672

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2017

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 89.7% (Continued)

Consumer Staples – 7.7% (Continued)
Stock Spirits Group	145,767	$322,754
Tootsie Roll Industries	32,139	1,120,044
		8,427,678

Diversified Financial Services – 8.5%
Federated Investors, Class B	76,000	2,147,000
Franklin Resources	40,900	1,831,911
Invesco	48,100	1,692,639
Leucadia National	50,500	1,321,080
T. Rowe Price Group	30,700	2,278,247
		9,270,877

Energy – 2.6%
Hess	35,100	1,539,837
Noble Energy	46,600	1,318,780
		2,858,617

Healthcare – 6.1%
AstraZeneca – ADR	16,200	552,258
GlaxoSmithKline – ADR	24,500	1,056,440
Haemonetics*	21,900	864,831
Invacare	37,500	495,000
Merck & Co.	23,848	1,528,418
Patterson Companies	45,700	2,145,615
		6,642,562

Industrials – 2.7%
CIRCOR International	20,400	1,211,352
Landstar System	13,100	1,121,360
Powell Industries	21,300	681,387
		3,014,099

Information Technology – 8.7%
FARO Technologies*	22,200	839,160
FLIR Systems	56,800	1,968,688
Maxim Integrated Products	20,300	911,470
Microsoft	26,600	1,833,538
Paychex	26,000	1,480,440
Synopsys*	9,600	700,128
VeriSign*	9,900	920,304
Xilinx	14,400	926,208
		9,579,936

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2017

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 89.7% (Continued)

Insurance – 19.7%
Brown & Brown	77,600	$3,342,232
CNA Financial	12,200	594,750
Hanover Insurance Group	18,300	1,621,929
Hartford Financial Services Group	25,500	1,340,535
Hiscox	104,415	1,723,069
Lancashire Holdings	129,800	1,177,495
Primerica	14,900	1,128,675
RenaissanceRe Holdings	17,300	2,405,565
Safety Insurance Group	7,400	505,420
Selective Insurance Group	23,600	1,181,180
State National Companies	52,200	959,436
Torchmark	34,200	2,616,300
Validus Holdings	57,500	2,988,275
		21,584,861

Metals & Mining – 1.7%
Kinross Gold*	79,800	324,786
Newmont Mining	44,900	1,454,311
Victoria Gold*	96,500	42,855
		1,821,952

Paper & Forest Products – 0.4%
Domtar	12,300	472,566

Real Estate – 1.5%
Cousins Properties	130,892	1,150,541
Easterly Government Properties	200	4,190
Four Corners Property Trust	18,547	465,715
		1,620,446
Total Common Stocks
(Cost $79,519,566)		98,286,172

	Par

CONVERTIBLE BOND – 0.4%

Real Estate – 0.4%
Forestar Group
3.750%, 03/01/2020
(Cost $464,448)	$450,000	457,875

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2017

Opportunity Fund

Description	Shares	Value

SHORT-TERM INVESTMENT – 10.2%
Invesco Treasury Portfolio, 0.850%^
(Cost $11,228,067)	11,228,067	$11,228,067
Total Investments – 100.3%
(Cost $91,212,081)		109,972,114
Other Assets and Liabilities, Net – (0.3)%		(340,617)
Total Net Assets – 100.0%		$109,631,497

*	Non-income producing security
ADR – American Depositary Receipt
^	The rate shown is the annualized seven-day effective yield as of June 30, 2017.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities (Unaudited)
June 30, 2017

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost of $22,556,246 and $91,212,081, respectively)	$25,926,624	$109,972,114
Cash	5,006	—
Receivable for investment securities sold	131,937	414,472
Receivable for dividends and interest	65,740	119,987
Receivable for capital shares sold	—	77,092
Prepaid expenses	11,248	14,370
Total assets	26,140,555	110,598,035

LIABILITIES:
Payable for investment securities purchased	131,291	626,690
Payable for capital shares redeemed	—	199,336
Payable to adviser, net	8,844	74,930
Accrued distribution fees	2,216	10,181
Accrued expenses and other liabilities	41,423	55,401
Total liabilities	183,774	966,538

NET ASSETS	$25,956,781	$109,631,497

COMPOSITION OF NET ASSETS:
Portfolio capital	$21,388,762	$86,310,964
Undistributed net investment income	77,370	357,034
Accumulated net realized gain on investments	1,120,123	4,204,714
Net unrealized appreciation of investments	3,370,526	18,758,785
Total net assets	$25,956,781	$109,631,497

CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	1,484,722	5,313,225

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$17.48	$20.63

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2017

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$35,581	$30,483
Dividend income	215,779	1,035,982
Less: Foreign taxes withheld	(3,076)	(6,018)
Total investment income	248,284	1,060,447

EXPENSES:
Investment advisory fees	143,062	589,419
Administration fees	24,841	53,042
Audit fees	20,402	20,402
Fund accounting fees	20,059	20,930
Registration fees	13,518	13,846
Transfer agent fees	12,407	21,956
Legal fees	7,982	31,364
Directors’ fees	6,754	24,489
Distribution fees	5,270	39,535
Other expenses	3,431	11,956
Custodian fees	2,968	4,005
Postage and printing fees	1,351	4,995
Total expenses	262,045	835,939
Less: Fee waivers	(92,972)	(139,353)
Total net expenses	169,073	696,586
NET INVESTMENT INCOME	79,211	363,861

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	719,628	2,748,432
Net change in unrealized appreciation of investments	250,350	(650,852)
Net gain on investments	969,978	2,097,580

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,049,189	$2,461,441

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund

	Six Months Ended
	June 30, 2017	Year Ended
	(Unaudited)	December 31, 2016
OPERATIONS:
Net investment income	$79,211	$324,293
Net realized gain on investments	719,628	631,615
Net change in unrealized appreciation of investments	250,350	2,350,669
Net increase resulting from operations	1,049,189	3,306,577

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	247,451	62,641
Proceeds from reinvestment of distributions	—	322,596
Payments for shares redeemed	(1,003,101)	(2,025,395)
Redemption fees	—	91
Net decrease from capital share transactions	(755,650)	(1,640,067)

DISTRIBUTIONS PAID FROM:
Net investment income	—	(331,651)
Total distributions to shareholders	—	(331,651)

TOTAL INCREASE IN NET ASSETS	293,539	1,334,859

NET ASSETS:
Beginning of period	25,663,242	24,328,383

End of period (including undistributed
(distributions in excess of) net investment income
of $77,370 and $(1,841), respectively)	$25,956,781	$25,663,242

TRANSACTIONS IN SHARES:
Shares sold	14,415	3,882
Shares issued in reinvestment of distributions	—	19,145
Shares redeemed	(57,606)	(134,596)
Net decrease	(43,191)	(111,569)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Six Months Ended
	June 30, 2017	Year Ended
	(Unaudited)	December 31, 2016
OPERATIONS:
Net investment income	$363,861	$645,990
Net realized gain on investments	2,748,432	3,963,408
Net change in unrealized appreciation of investments	(650,852)	13,795,516
Net increase resulting from operations	2,461,441	18,404,914

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,417,704	14,729,319
Proceeds from reinvestment of distributions	—	3,580,862
Payments for shares redeemed	(5,791,241)	(12,419,401)
Redemption fees	1,161	3,259
Net increase from capital share transactions	627,624	5,894,039

DISTRIBUTIONS PAID FROM:
Net investment income	—	(1,137,845)
Net realized gains	—	(2,746,242)
Total distributions to shareholders	—	(3,884,087)

TOTAL INCREASE IN NET ASSETS	3,089,065	20,414,866

NET ASSETS:
Beginning of period	106,542,432	86,127,566

End of period (including undistributed (distributions
in excess of) net investment income
of $357,034 and $(6,827), respectively)	$109,631,497	$106,542,432

TRANSACTIONS IN SHARES:
Shares sold	315,478	819,972
Shares issued in reinvestment of distributions	—	176,920
Shares redeemed	(284,343)	(695,195)
Net increase	31,135	301,697

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Six Months
	Ended
	June 30,
	2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$16.80	$14.84	$15.61	$17.11	$15.19	$14.90

OPERATIONS:
Net investment income	0.05	0.22	0.21	0.11	0.18	0.31
Net realized and unrealized
gain (loss) on investments	0.63	1.96	(0.60)	0.63	2.72	0.54
Total from operations	0.68	2.18	(0.39)	0.74	2.90	0.85

LESS DISTRIBUTIONS:
From net investment income	—	(0.22)	(0.37)	(0.27)	(0.17)	(0.34)
From net realized gains	—	—	(0.01)	(1.97)	(0.81)	(0.22)
Total distributions	—	(0.22)	(0.38)	(2.24)	(0.98)	(0.56)

NET ASSET VALUE:
End of period	$17.48	$16.80	$14.84	$15.61	$17.11	$15.19

TOTAL RETURN(1)	4.05%	14.68%	(2.52)%	4.18%	19.10%	5.76%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$25,957	$25,663	$24,328	$38,398	$41,659	$39,104
Ratio of expenses to average net assets:
Before expense reimbursement(2)	2.02%	2.06%	1.88%	1.74%	1.77%	1.77%
After expense reimbursement(2)	1.30%	1.30%	1.30%	1.30%	1.30%	1.37%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement(2)	(0.11)%	0.58%	0.47%	0.05%	0.61%	1.10%
After expense reimbursement(2)	0.61%	1.34%	1.05%	0.49%	1.08%	1.50%
Portfolio turnover rate(1)	12%	32%	35%	48%	31%	15%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Six Months
	Ended
	June 30,
	2017	Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$20.17	$17.29	$20.75	$21.51	$18.05	$16.62

OPERATIONS:
Net investment income	0.07	0.13	0.14	0.13	0.07	0.20
Net realized and unrealized
gain on investments	0.39	3.50	0.18	1.48	4.84	2.22
Total from operations	0.46	3.63	0.32	1.61	4.91	2.42

LESS DISTRIBUTIONS:
From net investment income	—	(0.22)	(0.17)	(0.16)	(0.07)	(0.20)
From net realized gains	—	(0.53)	(3.61)	(2.21)	(1.38)	(0.79)
Total distributions	—	(0.75)	(3.78)	(2.37)	(1.45)	(0.99)

NET ASSET VALUE:
End of period	$20.63	$20.17	$17.29	$20.75	$21.51	$18.05

TOTAL RETURN(1)	2.28%	21.02%	1.33%	7.36%	27.25%	14.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$109,631	$106,542	$86,128	$91,448	$97,751	$70,549
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.56%	1.59%	1.61%	1.53%	1.57%	1.64%
After expense reimbursement(2)	1.30%	1.30%	1.30%	1.30%	1.30%	1.36%
Ratio of net investment income
to average net assets:
Before expense reimbursement(2)	0.42%	0.41%	0.28%	0.23%	0.08%	0.84%
After expense reimbursement(2)	0.68%	0.70%	0.59%	0.46%	0.35%	1.12%
Portfolio turnover rate(1)	12%	42%	36%	40%	25%	43%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited)
June 30, 2017

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, discounts and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2017

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2017, each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total

Capital Appreciation Fund
Common Stocks	$19,306,995	$—	$—	$19,306,995
Convertible Bonds	—	5,177,555	—	5,177,555
Corporate Bonds	—	616,729	—	616,729
Short-Term Investment	825,345	—	—	825,345
Total Investments	$20,132,340	$5,794,284	$—	$25,926,624

	Level 1	Level 2	Level 3	Total

Opportunity Fund
Common Stocks	$98,286,172	$—	$—	$98,286,172
Convertible Bond	—	457,875	—	457,875
Short-Term Investment	11,228,067	—	—	11,228,067
Total Investments	$109,514,239	$457,875	$—	$109,972,114

Refer to each Fund’s Schedule of Investments for further sector beakout.

Transfers between levels are recognized at the beginning of the reporting period.  During the six months ended June 30, 2017, the Funds recognized no transfers between levels.  The Funds did not invest in any Level 3 investments during the period.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for the six months ended June 30, 2017, the Funds held no derivative instruments.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2017

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2016, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, each of the tax years in the four-year period ended December 31, 2016 remains subject to examination by taxing authorities.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases:  (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ board of directors.  At June 30, 2017, the Funds had no investments in illiquid securities.

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2017

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis.

Subsequent Events – Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2017, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.  INVESTMENT TRANSACTIONS

During the six months ended June 30, 2017, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales

Capital Appreciation Fund	$2,988,773	$3,393,143
Opportunity Fund	12,388,215	11,541,826

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2016, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
	Appreciation	Depreciation	Net	Tax Cost

Capital Appreciation Fund	$3,565,922	$(533,290)	$3,032,632	$22,637,503
Opportunity Fund	22,080,334	(2,473,598)	19,606,736	84,876,619

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and different book and tax accounting methods for certain securities.

At December 31, 2016, the Funds’ most recently completed fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Gains/(Losses)	Appreciation	Earnings

Capital Appreciation Fund	$166,474	$328,304	$(8,580)	$3,032,632	$3,518,830
Opportunity Fund	—	1,266,632	(14,276)	19,606,736	20,859,092

As of December 31, 2016, the Funds did not have any long-term capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  The Capital Appreciation Fund and the Opportunity Fund do not plan to defer any late year losses.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2017

There were no distributions paid during the six months ended June 30, 2017.

The tax character of distributions paid during the fiscal year ended December 31, 2016 were as follows:

	Ordinary	Long Term
	Income*	Capital Gains**	Total

Capital Appreciation Fund	$331,651	$—	$331,651
Opportunity Fund	1,133,169	2,750,918	3,884,087

*	For federal income tax purposes, distributions of short-term capital gains are included in ordinary income distributions.
**	Funds designate long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Prospector Partners Asset Management, LLC (the “Adviser”), with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Adviser is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 1.10% as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive its management fee and reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.30% of its average daily net assets.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  As of June 30, 2017, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect through at least September 30, 2018.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund

12/31/17	$174,159	$250,997
12/31/18	189,898	272,070
12/31/19	184,289	270,491
12/31/20	92,972	139,353
Total	$641,318	$932,911

As of June 30, 2017, it was possible, but not probable, those amounts would be recovered by the Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2017

Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the six months ended June 30, 2017, Capital Appreciation Fund and Opportunity Fund incurred expenses of $5,270 and $39,535 respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
June 30, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)* /s/ John D. Gillespie
  John D. Gillespie, President

Date   September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John D. Gillespie
  John D. Gillespie, President

Date    September 7, 2017

By (Signature and Title)* /s/ Peter N. Perugini, Jr.
  Peter N. Perugini, Jr., Treasurer

Date    September 7, 2017

* Print the name and title of each signing officer under his or her signature.